Exhibit 10.13

THIS AMENDMENT TO CONVERTIBLE NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT TO CONVERTIBLE NOTE

Dated as of September 30, 2025

This letter (“Letter”) supplements and amends the Convertible Note made by Black Hawk Acquisition Corp., a Cayman Islands exempt company (the “Maker”) to Black Hawk Management LLC, or its registered assigns or successors in interest (the “Payee”) dated June 13, 2025 (the “Convertible Note”). Except as set forth in this Letter, Maker and Payee agrees that the Convertible Note remains in full force and effect subject to its terms. Any term with an initial capitalized letter used in this Letter that is not otherwise defined in this Letter has the meaning ascribed to such term in the Convertible Note.

1. Conversion Shares. The Conversion Note is hereby amended to set conversion shares as defined in the following paragraph:

The Conversion Shares shall be unrestricted ordinary shares of the Maker and shall be registered with the Securities and Exchange Commission once a DeSPAC Transaction is completed.

2.  Conversion Price. The Convertible Note is hereby amended to set a conversion price as defined in the following paragraph:

In the event of conversion, the conversion price per share shall be at One Dollar ($1.00) per share, calculated as approximately one-tenth (1/10) of the Maker’s Class A Ordinary Share’s initial trading price on May 13, 2024 after Initial Public Offering (the “Conversion Price”).

3. Miscellaneous. The Convertible Note, as supplemented and amended by this Letter, supersedes any prior written or oral understanding or agreements between the parties related to the subject matter thereof and hereof. This Letter may be amended, modified, waived or supplemented only by written agreement of the parties.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

BLACK HAWK ACQUISITION CORP.

By:	/s/ Jonathan Ginsberg
	Name:	Jonathan Ginsberg
	Title:	COO and Director